SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of report:   July 26, 1994
     (Date of earliest event reported)


                          HANNAFORD BROS. CO.

        (Exact name of registrant as specified in its charter)


             Maine                     1-7603              01-0085930
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)       File No.)         Identification No.)


           145 Pleasant Hill Road, Scarborough, Maine  04074
          (Address of principal executive offices) (Zip Code)


Registrant's telephone number:    (207)  883-2911

Item 2:  Acquisition or Disposition of Assets.

   On July 26, 1994 Hannaford Bros. Co. ("Hannaford" or the "Registrant") acquired a chain of 20 supermarkets operating under the trade name of Wilson's Supermarkets. In the same transaction the Registrant acquired five supermarket sites, of which three are under construction and several shopping centers.

   The supermarket chain is based in Wilmington, North Carolina, and most of the acquired supermarkets and related properties are located in southeastern North Carolina. The acquired assets also include 2 supermarkets in South Carolina, three supermarket sites under construction, two in the Raleigh, North Carolina metropolitan area and one in Fayetteville, North Carolina. Hannaford intends to continue to operate all of the acquired supermarkets, including those presently under construction.

   This acquisition was made through the purchase of all the outstanding capital stock of the operator of the stores (a privately-held corporation named Boney Wilson & Sons, Inc.) and the purchase of certain real estate from a related partnership (named Wilson Brothers Partnership). The former owners include Lawrence A. Wilson, Sr. and members of his immediate family. None of the owners is affiliated with Hannaford or is an affiliate or associate of any Hannaford director or officer.

   The total cost of the acquisition, including assumed liabilities and capital leases, is approximately $127 million, which exceeds the preliminary estimated fair value of the acquired net assets by approximately $67 million. The excess will be recorded as goodwill and amortized on the straight line method over 20 years. Included within the assets acquired was approximately $4 million of cash and $4.5 million of cash advances to certain whole-salers. This amount was determined by negotiation between the parties. Of the total purchase price, $2 million was paid in the form of Hannaford common stock; $4.5 million was paid through delivery of a promissory note of Hannaford payable over five years and bearing interest at 6% per annum;
the balance was paid from working capital of Hannaford. Hannaford has also entered into five-year consulting and noncompetition agreements with certain of the former owners of the supermarket chain.

Item 7.  Financial Statements and Exhibits.

   (a)  Financial Statements of the Businesses Acquired.

        The statements listed below are located at pages F-2 through F-14 of this report. It is impracticable to provide the other required financial statements for the acquired business at the time of filing of this report. Pursuant to Item 7(a)(4) of Form 8-K, the other required financial statements will be filed by the Registrant on or before September 30, 1994.

        Report of Independent Accountants dated May 24, 1994

        Combined Balance Sheet as of December 31, 1993

        Combined Statement of Earnings for the year ended December 31, 1993

        Combined Statement of Changes in Owners' Equity for the year ended December 31, 1993

        Combined Statement of Cash Flows for the year ended December 31, 1993

        Notes to Financial Statements

   (b)  Pro Forma Financial Information.

        It is impracticable to provide the required pro forma financial information at the time of filing of this report. Pursuant to Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed by the Registrant on or before September 30, 1994.

   (c)  Exhibits.

   The following are filed with the Commission as exhibits to this report.

   2.1 Acquisition Agreement, dated as of June 18, 1994, among the Registrant, Boney Wilson & Sons, Inc., Wilson Brothers Partnership, and certain beneficial owners of such entities

   2.2 Press release of the Registrant, dated June 22, 1994, announcing the agreement to acquire Wilson's Supermarkets

   2.3 Press release of the Registrant, dated July 26, 1994, announcing consummation of the acquisition of Wilson's Supermarkets

   23   Consent of Accountants

                               SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HANNAFORD BROS. CO.




Date:  August 5, 1994                     By:  s/Charles H. Crockett

                                              Charles H. Crockett
                                              Assistant Secretary

                          HANNAFORD BROS. CO.

                       FINANCIAL STATEMENT INDEX


Description                                                     Page

   Financial Statements of the Businesses Acquired

        Report of Independent Accountants dated May 24, 1994    F-2

        Combined Balance Sheet as of December 31, 1993          F-3

        Combined Statement of Earnings for the year ended
        December 31, 1993                                       F-5

        Combined Statement of Changes in Owners' Equity for
        the year ended December 31, 1993                        F-6

        Combined Statement of Cash flows for the year ended
        December 31, 1993                                       F-7

        Notes to Financial Statements                           F-8

                   REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Boney Wilson & Sons, Inc.--Combined Entities:

We have audited the accompanying combined balance sheet of Boney Wilson & Sons, Inc.--Combined Entities as of December 31, 1993, and the related combined statements of earnings, changes in owners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Entities' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Boney Wilson & Sons, Inc.--Combined Entities as of December 31, 1993, and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.




Portland, Maine
May 24, 1994, except as to
the information included in
Note 7, for which the date
is July 26, 1994.

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                        COMBINED BALANCE SHEET
                           December 31, 1993


                                ASSETS


Current assets:
  Cash                                                          $ 4,924,276
  Accounts receivable                                                54,111
  Deposits (Note 6)                                               6,069,185
  Inventories                                                     6,514,843
  Prepaid expenses                                                  132,030

            Total current assets                                 17,694,445

Property, plant and equipment, at cost (Note 2):
  Land                                                            8,971,408
  Buildings and improvements                                     18,556,501
  Leasehold interests and improvements                            1,701,021
  Equipment                                                      14,689,212
  Vehicles                                                          291,086
  Construction in progress                                          538,327
                                                                 44,747,555

  Less accumulated depreciation and
    amortization                                                 13,994,264

                                                                 30,753,291

  Investment in financing leases, net (Note 3)                      199,275

  Non-compete agreements, net (Note 5)                              591,326





                                                                $49,238,337














                    The accompanying notes are an integral
                   part of the combined financial statements.

                        LIABILITIES AND OWNERS' EQUITY


Current liabilities:
  Current portion of obligations under
    non-compete agreements (Note 5)                  $    98,179
  Current portion of obligation under capital
    lease (Note 2)                                         5,173
  Accounts payable                                     4,967,136
  Accrued expenses                                       904,701
  Deferred revenue                                        55,077

        Total current liabilities                      6,040,266

Obligations under non-compete agreements
   (Note 5)                                              590,564

Obligation under capital lease (Note 2)                1,451,645

Deferred compensation (Note 4)                         1,127,905

Commitments and contingencies (Notes 2, 4, 7 and 8)

Owners' equity:
  Common stock:
    Voting - Class A, $.10 par value; authorized
      200,000 shares; issued 121,600 shares               12,160
    Nonvoting - Class B, $.10 par value; authorized
      2,000,000 shares; issued 1,216,000 shares          121,600
  Retained earnings                                   38,757,005
  Partners' capital                                    1,137,192

                                                      40,027,957

                                                     $49,238,337

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                   COMBINED STATEMENT OF EARNINGS
                for the year ended December 31, 1993



Sales                                               $186,803,857

Cost of sales                                        150,048,755

          Gross margin                                36,755,102

Selling, general and administrative expenses          26,105,572

          Operating profit                            10,649,530

Other income (expense):
  Rental income                                          604,787
  Interest income                                        359,414
  Interest expense                                      (245,965)
  Other income                                           442,858

                                                       1,161,094

           Net income                               $ 11,810,624




























                   The accompanying notes are an integral
                 part of the combined financial statements.

                 BONEY WILSON & SONS, INC.--COMBINED ENTITIES
               COMBINED STATEMENT OF CHANGES IN OWNERS' EQUITY
                    for the year ended December 31, 1993


                         Common         Common
                          Stock          Stock          Retained         Partners'        Combined
                         Voting        Nonvoting        Earnings          Capital         Entities

Balance,
  December 31, 1992     $12,160       $121,600        $31,360,123       $1,193,350      $32,687,233

Net income                                             11,546,182          264,442       11,810,624

S corporation
  distributions                                       (4,149,300)                       (4,149,300)

Partnership
  distributions                                                          (320,600)        (320,600)

Balance,
  December 31, 1993     $12,160       $121,600        $38,757,005       $1,137,192      $40,027,957













                                The accompanying notes are an integral
                              part of the combined financial statements.

                BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                    COMBINED STATEMENT OF CASH FLOWS
                  for the year ended December 31, 1993



Cash flows from operating activities:
  Net income                                       $ 11,810,624
  Adjustments to reconcile net income to cash
       provided by operating activities:
  Depreciation and amortization                       2,507,246
  Increase in accounts receivable                       (12,056)
  Increase in deposits                               (2,979,185)
  Increase in inventories                              (343,867)
  Increase in prepaid expenses                           (4,235)
  Increase in accounts payable                          802,732
  Increase in other accrued expenses                    186,694
  Decrease in deferred revenue                          (55,077)

            Net cash provided by operating
              activities                             11,912,876

Cash flows from investing activities:
  Acquisition of property, plant and equipment      (11,179,250)
  Net activity in financing leases                       50,389

             Net cash used in investing
               activities                           (11,128,861)

Cash flows from financing activities:
  Payments of obligations under non-compete
    agreements                                          (90,619)
  Net increase in deferred compensation                  41,727
  Principal payments under capital lease obligation     (13,857)
  S corporation distributions                        (4,149,300)
  Partnership distributions                            (320,600)

              Net cash used in financing
                activities                           (4,532,649)

Net decrease in cash                                 (3,748,634)

Cash at beginning of year                             8,672,910

Cash at end of year                                $  4,924,276


Supplemental disclosure of cash flow information:

   Cash paid during the year for interest          $    245,965




                  The accompanying notes are an integral
                part of the combined financial statements.

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                     NOTES TO FINANCIAL STATEMENTS



 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      A.  BASIS OF PRESENTATION

          The combined financial statements include the accounts of Boney Wilson & Sons, Inc. (a subchapter S corporation) and Wilson Brothers Partnership, a partnership which owns certain real estate, the significant portion of which is leased to the corporation and used in the ordinary course of business. Both entities are owned and managed by common management and the fiscal years for both entities end on December 31.

          All significant intercompany accounts and transactions have been eliminated.

      B.  NATURE OF BUSINESS

          The entities are principally involved in the retail sale of food, general merchandise and related products through supermarkets. The Company operates seventeen stores throughout southeastern North Carolina and two stores located in northeastern South Carolina.

      C.  INVENTORIES

          Meat, produce, and deli/bakery inventories are valued at the lower of cost, utilizing the first-in, first-out (FIFO) method, or market. All other inventories, primarily groceries, are valued at the lower of cost, utilizing the last-in, first-out (LIFO) method, or market. Approximately 89% of inventories were valued using the LIFO method. The current cost of all inventory items exceeded the LIFO valuation by approximately $1,431,600 at December 31, 1993. Had the inventories which are valued on the LIFO method been valued using the first-in, first-out method, net income would have been decreased by approximately $35,800.

      D.  PROPERTY, PLANT AND EQUIPMENT

          Property, plant and equipment is recorded at cost and depreciated by the straight-line method over the estimated useful lives of the assets. Leasehold interests and improvements are amortized on the straight-line method over the shorter of estimated useful life




                               Continued

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                     NOTES TO FINANCIAL STATEMENTS



 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued:

      D.  PROPERTY, PLANT AND EQUIPMENT, Continued

          or lease term. The estimated useful lives of related assets are as follows:
                                                                     YEARS

              Buildings and improvements                             5 - 30
              Leasehold interests and improvements                  20 - 30
              Equipment                                              3 - 8
              Vehicles                                                1.5

          Depreciation expense for the year ended December 31, 1993 was $2,404,400.

          The costs of repairs and maintenance are expensed as incurred; renewals and betterments are capitalized. Upon sale or retirement, the cost and related accumulated depreciation are eliminated from the respective accounts and any resulting gain or loss is included in the results of operations.

      E.  STORE OPENING COSTS

          The noncapital expenditures incurred in opening new stores or remodeling existing stores are expensed in the year in which they are incurred.

      F.  NON-COMPETE AGREEMENTS

          The intangible asset for the non-compete agreements is stated at an amount equal to the present value of future payments at the time the agreements were consumated and is being amortized on a straight-line basis over the term of the agreements which approximates 10 years.

      G.  INCOME TAXES

          The stockholders of Boney Wilson & Sons, Inc. have elected S corporation status under Subchapter S of the Internal Revenue Code. Accordingly, federal and state taxable income of the corporation is passed through to each stockholder on a pro-rata basis. In addition, the taxable income of the partnership is reported on the tax returns of the individual partners.




                               Continued

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                     NOTES TO FINANCIAL STATEMENTS



 2.   LEASED ASSETS AND LEASE COMMITMENTS:

      The Company leases certain stores with initial lease terms from 20 to 30 years. Substantially all leases contain renewal options. Most of the real estate leases provide that the Company pay taxes, insurance and maintenance costs applicable to the leased property. Certain leases contain a provision for the payment of contingent rentals based on a percentage of the sales in excess of stipulated minimums.

      The Company's investment in real property under a capital lease at December 31, 1993 is as follows:

      Real property                                          $ 1,519,671
      Less accumulated depreciation                              223,731

      Net real property under capital lease                  $ 1,295,940

      Amortization of property under the capital lease was $50,656 in 1993.

      Future minimum rental payments under the capital lease obligation and operating leases at December 31, 1993, are as follows:

                                          Capital       Operating
                                           Lease         Leases

      1994                                $  154,521 $   536,853
      1995                                   154,521     651,303
      1996                                   154,521     651,303
      1997                                   154,521     651,303
      1998                                   154,521     651,303
      1999 and thereafter                  3,178,266   7,657,848

      Total minimum lease payments         3,950,871 $10,799,913

      Less imputed interest (at 6.5%)      2,484,053

      Present value of net minimum lease
      payments                             1,466,818

      Less current obligation                 15,173

      Long-term obligation                $1,451,645

      Total rent expense for the year ended December 31, 1993 of approximately $654,400.



                               Continued

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                     NOTES TO FINANCIAL STATEMENTS



 3.   DIRECT FINANCING LEASES:

      The entities lease certain retail store facilities to other retailers with terms generally ranging between five and twenty years.

      The leases require the lessee to be responsible for the payment of property taxes, insurance and maintenance costs related to the leased property. In addition, several leases provide for contingent rentals based on sales performance in excess of specified minimums.

      Future minimum rentals to be received under non-cancelable lease arrangements as of December 31, 1993 are as follows:

                                               Capital     Operating
                                                Lease        Lease
                                               Rentals     Rentals
                                             Receivable   Receivable

            1994                              $154,425   $  489,277
            1995                               154,425      374,951
            1996                               151,758      351,736
            1997                                53,625      289,597
            1998                                53,625      289,597
            1999 and thereafter                 53,225      950,464

            Total minimum lease
               payments receivable             621,083   $2,745,622

            Less unearned income               421,808

            Present value of net
              minimum lease payments          $199,275

       Contingent rental income for the year ended December 31, 1993 was $63,654.














                               Continued

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                     NOTES TO FINANCIAL STATEMENTS



 4.   DEFERRED COMPENSATION PLANS:

      The Company has a deferred compensation agreement with a former employee which provides for payments upon retirement, death or disability; upon death of the individual, the remaining amounts will be paid to the individual's estate. The agreement, as amended, has been in effect since October 1989, and provides for monthly payments of $9,671 over a period of 10 years. Interest expense charged to operations, based on the present value of estimated future payments to be made, approximated $45,900 for the year ended December 31, 1993. This agreement shall terminate and all remaining related rights and benefits shall be forfeited by the former employee if the provisions of an agreement not-to-compete entered into by the Company and the former employee are not upheld (Note 5).

      Additionally, the Company has a deferred compensation agreement with a current employee which provides for payments upon retirement, death or disability. This agreement has been in effect since December 1987, and provides for annual payments of $200,000 over a period of 10 years. Expense under this agreement approximated $112,000 for the year ended December 31, 1993. This agreement will terminate and all rights and benefits will be forfeited upon the sale of the Company (Note 7).

 5.   OBLIGATION UNDER NON-COMPETITION AGREEMENTS:

      The Company has non-compete agreements with certain former officers and stockholders. These agreements have been in effect since 1989 and provide for aggregate monthly payments of $12,500 for 10 years and are being amortized over their contractual lives. If at any time during the term of such agreements, any person breaches the terms of the agreements, payments will be terminated and all rights of the contract holders will be forfeited.














                               Continued

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                     NOTES TO FINANCIAL STATEMENTS



 5.   OBLIGATION UNDER NON-COMPETITION AGREEMENTS, Continued:

      Payments under the agreements are as follows:

        1994                                                         $149,988
        1995                                                          149,988
        1996                                                          149,988
        1997                                                          149,988
        1998                                                          149,988
        1999                                                          112,491

        Total minimum payments under the agreements                   862,431

      Less imputed interest at 8%                                     173,688

        Present value of net minimum payments under
          agreements                                                  688,743

        Less current portion                                           98,179

        Long-term obligations under non-compete
          agreements                                                 $590,564

      The charge to interest expense for payments made for the year ended December 31, 1993 approximated $59,000.

 6.   DEPOSITS:

      Deposits represent cash advances to two wholesalers under forward buying arrangements, principally for grocery products, made in the ordinary course of business. These arrangements are in place to receive certain volume discounts being offered by suppliers. The volume of products being purchased under these arrangements typically represents a five to eight week supply.

 7.   SUBSEQUENT EVENT:

      On July 26, 1994 the shareholders of the Boney Wilson & Sons, Inc. and the partners of Wilson Brothers Partnership sold the stock of the Company and the majority of the real estate assets.








                               Continued

             BONEY WILSON & SONS, INC.--COMBINED ENTITIES
                     NOTES TO FINANCIAL STATEMENTS



 8.   WORKERS' COMPENSATION:

      During a portion of 1992 and in 1993, Boney Wilson & Sons, Inc. was a participant in a group workers' compensation self-insured trust fund. Workers' compensation expense is based on premiums paid plus the Company's prorata share of any excess of liabilities over plan assets. Workers' compensation expense was approximately $300,000 in 1993.

      The Company remains jointly liable, in connection with the group workers' compensation self-insured trust fund, for:

       1. Any lawful obligation of the trust fund which it might become legally obligated to pay, in respect to any fund year or part thereof that the Company participated in the Fund.

       2. All necessary assessments and charges, as determined by the fund trustee, to be paid into the Fund at required intervals.

      Effective December 31, 1993, the Company terminated their participation in the Fund and joined a different self-insured trust fund.

      While termination releases the Company from responsibility for future assessments and liabilities for any period subsequent to termination, it remains liable for assessments relating to the period of time that it was an active participant. No liability has been recorded for any assessments, nor does Company management believe that such potential assessment, if ultimately made, would have a material impact on the financial statements.

                          HANNAFORD BROS. CO.

                             EXHIBIT INDEX


Exhibit
Number     Description                                          Page

2.1        Acquisition Agreement, dated as of June 18, 1994,     20
           among the Registrant, Boney Wilson & Sons, Inc.,
           Wilson Brothers Partnership, and certain beneficial owners of such entities */

2.2        Press release of the Registrant, dated June 22,       69
           1994, announcing the agreement to acquire Wilson's
           Supermarkets

2.3        Press release of the Registrant, dated July 26,       70
           1994, announcing consummation of the acquisition of Wilson's Supermarkets

23         Consent of Accountants                                71




*/ Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules of the Acquisition Agreement have been omitted. A listing of the omitted exhibits and schedules appears in the table of contents of the agreement. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.